                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 29, 1997
                                                         ---------------

BA Mortgage Securities, Inc. (as depositor under a Pooling and Servicing Agreement dated as of August 1, 1997 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1997-1)


                           BA Mortgage Securities, Inc.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                    333-05201-01                94-324470
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION         (COMMISSION)             (I.R.S. EMPLOYER
    OF INCORPORATION)                FILE NUMBER)            IDENTIFICATION NO.)



  345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA  94104
  ---------------------------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 622-3676
                                                           --------------


 _____________________________________________________________________________
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                        Exhibit Index Located on Page 2
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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits


                                                                Sequential
                                                                  Numbered
Exhibit                                                           Exhibit
Number                                                               Page
------                                                          ---------

 4.1     Pooling and Servicing Agreement dated as of August
         1, 1997 among BA Mortgage Securities, Inc.,
         Depositor, Bank of America, Federal Savings Bank
         and Bank of America National Trust and Savings
         Association, Master Servicers, and Bankers Trust
         Company of California, N.A., Trustee (providing
         for, inter alia, the issuance of Mortgage Pass-
         Through Certificates, Series 1997-1)
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   BA MORTGAGE SECURITIES, INC.



                                                   By:     /s/ DAVID JAMES
                                                        ------------------------
                                                        Name:  David James
                                                        Title: Vice President


Dated:  August 29, 1997





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